UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2014

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

At a meeting held in May 2014, the Fund’s Board of Directors approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to May 31. As a result of this change, shareholders are being provided with a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014. Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

II	Western Asset High Yield Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the period from January 1, 2014 through May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all five months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

During May, seventeen of the eighteen industries within the PMI expanded.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, after the reporting period ended, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation. First, the ECB reduced rates to a new low of 0.15%. Second, it will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” is aimed at encouraging commercial

IV	Western Asset High Yield Fund

banks to lend some of their incremental cash which, in turn, may help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset High Yield Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar-denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or securities we determine to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective durationi and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar-denominated non- U.S. securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, swaps and foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit defaults swaps), future contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the five-month reporting period from January 1, 2014 through May 31, 2014, the spread sectors (non-Treasuries) experienced several periods of volatility but largely outperformed equal-durationii Treasuries. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)iii and several geopolitical issues.

Both short- and long-term Treasury yields declined during the reporting period. Two-year Treasury yields fell from 0.38% at the beginning of the period to 0.37% at the end of the period. Their peak of 0.47% occurred in March and early April 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were 3.04% at the beginning of the period, their peak for the five months ended May 31, 2014. They reached a low of 2.44% on May 28, 2014 and ended the reporting period at 2.48%.

All told, the Barclays U.S. Aggregate Indexiv returned 3.87% during the reporting period.

Western Asset High Yield Fund 2014 Annual Report	1

Fund overview (cont’d)

Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced strong results. Over the reporting period, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v gained 4.58%. During this period, as measured by the Index, lower-quality CCC-rated bonds underperformed higher-quality BB-rated securities, as they returned 4.48% and 5.03%, respectively. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned 8.45% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. In terms of sector positioning, we increased the Fund’s allocations to Basic Industries1 and Capital Goods2. Additionally, we reduced the Fund’s exposures to Consumer Non-Cyclicals3 and Utilities4. Finally, we actively participated in the new issue market and purchased securities that we felt were attractively valued.

From a ratings perspective, we maintained the Fund’s lower quality bias and added to our overweight to CCC-rated securities. We also pared our allocation to BB-rated securities, increasing the Fund’s underweight versus the Index. We felt the positive fundamental backdrop for corporate credit, as well as the shorter duration characteristics of lower quality securities, would be beneficial.

Treasury futures, which were used to help manage the Fund’s duration and yield curvevii positioning, detracted from performance. High-yield index swaps (CDX), which were used to manage our high-yield exposure, modestly contributed to performance. Credit default swaps (CDS), which were also used to manage our high yield exposure, detracted from performance. These “market hedges” were intended to provide some protection for the portfolio from risk-off periods, while maintaining the Fund’s lower quality biases.

Performance review

For the five-month period from January 1, 2014 through May 31, 2014, Class I shares of Western Asset High Yield Fund returned 4.42%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 4.58% for the same period. The Lipper High Yield Funds Category Average5 returned 3.97% over the same time frame.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Capital Goods consist of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[3]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[4]	Utilities consist of the following industries: Electric, Natural Gas and Other Utility.

[5]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 627 funds in the Fund’s Lipper category, excluding sales charges.

2	Western Asset High Yield Fund 2014 Annual Report

Performance Snapshot as of May 31, 2014 (unaudited)
(excluding sales charges)	5 months
Western Asset High Yield Fund:
Class A	4.25%
Class C	3.83%
Class R	4.16%
Class I	4.42%
Class IS	4.42%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	4.58%
Lipper High Yield Funds Category Average[1]	3.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2014 for Class A, Class C, Class R, Class I and Class IS shares were 5.42%, 4.92%, 5.41%, 5.98% and 6.09%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C, Class R and Class IS shares would have been 4.76%, 5.27% and 6.06%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 1.10%, 1.88%, 1.51%, 0.70% and 0.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.05% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 627 funds in the Fund’s Lipper category, excluding sales charges.

Western Asset High Yield Fund 2014 Annual Report	3

Fund overview (cont’d)

terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, our overweight exposures to Sprint Nextel Corp., Royal Bank of Scotland PLC and Lantheus Medical Imaging, Inc. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their improved fundamental performance and the company accessed the capital markets improving their balance sheet during the period. In addition, both Moody’s and Standard & Poor’s upgraded Sprint Capital Corp. and Sprint Communications, Inc. bonds in July 2013 after Japan’s wireless operator SoftBank acquired the company. Our Royal Bank of Scotland PLC exposure benefited performance as investor sentiment strengthened due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Lantheus Medical Imaging, Inc. is a producer of radioactive medical supplies used for resonance imaging. The company’s fundamentals also improved during the reporting period and it overcame some logistical challenges associated with the distribution of its products.

From a sector allocation perspective, the Fund modestly benefited from its overweights to Consumer Non-Cyclicals and Utilities, both of which outperformed the Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its positioning in a number of sectors. Having overweights to Basic Industries and Transportation1 were a negative for results as they lagged the Index over the reporting period. Elsewhere an underweight to the strong Financial sector was a drag on results.

Our ratings biases were not rewarded during the reporting period. In particular, an overweight to lower-rated CCC bonds was a negative, as they underperformed the Index. In addition, we underweighted bonds rated BB, which was not beneficial given their outperformance versus the Index.

A number of individual holdings detracted from performance, including overweight positions in Midwest Vanadium Pty Ltd., Caesars Entertainment Operating Co. Inc., and Gymboree Corp. Midwest Vanadium Pty Ltd. engages in the exploration, production and processing of vanadium in Australia. Its vanadium is used to strengthen steel and titanium. The company defaulted in February 2014, following a fire at its Windimurra plant. It has subsequently secured a loan to

[1]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

4	Western Asset High Yield Fund 2014 Annual Report

rebuild the plant and bondholders have agreed to postpone the company’s debt obligations through August 15, 2014. Caesars Entertainment Operating Co. Inc. is the largest domestic gaming company in the U.S. Caesars’ operating company bonds and loans have been volatile over the past two months as the credit sponsors have used a variety of methods to try and maintain the value of their equity investment. Gymboree Corp. operates a chain of over 1,200 specialty retail stores of children’s apparel in the U.S. It was negatively impacted by poor operating results, partially attributed to severe winter weather and a heightened promotional environment that cut into its margins.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2014 were: Consumer Discretionary (19.5%), Energy (18.7%), Industrials (16.8%), Financials (9.8%) and Materials (9.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Fund 2014 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset High Yield Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and December 31, 2013 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Yield Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class A	4.25%	$1,000.00	$1,042.50	1.05%	$4.44	Class A	5.00%	$1,000.00	$1,019.70	1.05%	$5.29
Class C	3.83	1,000.00	1,038.30	1.80	7.59	Class C	5.00	1,000.00	1,015.96	1.80	9.05
Class R	4.16	1,000.00	1,041.60	1.30	5.49	Class R	5.00	1,000.00	1,018.45	1.30	6.54
Class I	4.42	1,000.00	1,044.20	0.69	2.92	Class I	5.00	1,000.00	1,021.49	0.69	3.48
Class IS	4.42	1,000.00	1,044.20	0.61	2.58	Class IS	5.00	1,000.00	1,021.89	0.61	3.07

8	Western Asset High Yield Fund 2014 Annual Report

[1]	For the period January 1, 2014 through May 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (151), then divided by 365.

[4]	For the six months ended May 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset High Yield Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	6.56%	5.75%	6.42%	7.03%	7.11%
Five Years Ended 5/31/14	N/A	N/A	N/A	15.12	15.16
Ten Years Ended 5/31/14	N/A	N/A	N/A	8.29	N/A
Inception* through 5/31/14	10.55	9.27	9.81	8.46	10.55

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	1.99%	4.75%	6.42%	7.03%	7.11%
Five Years Ended 5/31/14	N/A	N/A	N/A	15.12	15.16
Ten Years Ended 5/31/14	N/A	N/A	N/A	8.29	N/A
Inception* through 5/31/14	8.29	9.27	9.81	8.46	10.55

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/14)	23.30%
Class C (Inception date of 4/30/12 through 5/31/14)	20.34
Class R (Inception date of 4/30/12 through 5/31/14)	21.57
Class I (5/31/04 through 5/31/14)	121.77
Class IS (Inception date of 8/4/08 through 5/31/14)	79.33

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, September 28, 2001 and August 4, 2008, respectively.

10	Western Asset High Yield Fund 2014 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — May 2004 - May 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on May 31, 2004 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset High Yield Fund 2014 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

12	Western Asset High Yield Fund 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2014 Annual Report	13

Schedule of investments

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 91.3%
Consumer Discretionary — 18.1%
Auto Components — 0.3%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	700,000	$805,875
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	890,000	948,963
Total Auto Components				1,754,838
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,000,000	1,140,000
Distributors — 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	830,000	811,325
Diversified Consumer Services — 0.6%
Service Corp. International, Senior Notes	7.500%	4/1/27	997,000	1,081,745
Sotheby’s, Senior Notes	5.250%	10/1/22	1,200,000	1,152,000	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,040,000	1,089,400	(a)
Total Diversified Consumer Services				3,323,145
Hotels, Restaurants & Leisure — 5.2%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	700,000	699,125	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	282,895	283,319	(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,436,637	1,423,750	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	370,000	339,475	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	450,000	396,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	930,000	741,675
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	690,000	550,275
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,920,000	2,001,600	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,340,000	1,534,300
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	780,000	791,700	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,260,000	1,357,650	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000	7,275	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	890,000	912,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	2,530,000	2,675,475	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,518,000	2,662,785	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000	$449,400	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,751,000	4,140,166	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	3,180,000	3,172,050	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	690,000	745,200
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	270,000	278,775
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,420,000	1,467,925	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,990,000	2,181,538
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.375%	3/15/22	1,190,000	1,243,550
Total Hotels, Restaurants & Leisure				30,055,258
Household Durables — 1.8%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	2,090,000	2,231,075	(a)(c)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,060,000	2,250,550
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,180,000	1,265,550
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	1,160,000	1,186,100	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,160,000	1,296,300
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,970,000	2,014,325	(a)
Total Household Durables				10,243,900
Media — 6.6%
Altice SA, Senior Secured Notes	7.750%	5/15/22	2,720,000	2,859,400	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	535,325
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	710,000	727,750	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,800,000	1,946,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	1,020,000	1,037,850
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	1,220,000	1,165,100	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	330,000	353,100
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	385,200
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,850,000	2,062,750
DISH DBS Corp., Senior Notes	7.875%	9/1/19	2,170,000	2,582,300
DISH DBS Corp., Senior Notes	6.750%	6/1/21	410,000	463,813
DISH DBS Corp., Senior Notes	5.875%	7/15/22	700,000	750,750
DISH DBS Corp., Senior Notes	5.000%	3/15/23	720,000	732,600
Gibson Brands Escrow Corp., Senior Secured Notes	8.875%	8/1/18	430,000	445,050	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,070,000	1,107,450	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	15

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
MDC Partners Inc., Senior Notes	6.750%	4/1/20	1,710,000	$1,808,325	(a)
MediaNews Group Inc.	12.000%	12/31/18	900,000	900,000	(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	930,000	999,750	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,669,203	1,919,583	(a)(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	2,340,000	2,427,750	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,490,000	2,748,337	(a)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	970,000	1,001,525
Time Warner Entertainment Co., LP, Senior Notes	8.375%	3/15/23	180,000	242,948
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	3,470,000	3,712,900	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	690,000	759,863	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	575,050
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	930,000	981,150	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	1,250,000	1,257,813	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	1,770,000	1,770,000	(a)
Total Media				38,259,682
Multiline Retail — 0.7%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	1,500,000	1,530,000
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,430,000	2,679,075	(a)(c)
Total Multiline Retail				4,209,075
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	579,000	613,740
CST Brands Inc., Senior Notes	5.000%	5/1/23	950,000	947,625
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	2,000,000	2,090,160	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,111,000	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	3,170,000	2,876,775	(a)
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	1,220,000	1,244,400	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,540,000	2,600,350	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	880,000	932,809	(a)
Total Specialty Retail				12,416,859
Textiles, Apparel & Luxury Goods — 0.4%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	650,000	669,500	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	861,000	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	900,000	938,250	(a)
Total Textiles, Apparel & Luxury Goods				2,468,750
Total Consumer Discretionary				104,682,832

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 4.1%
Beverages — 1.0%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	$877,400	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,440,000	1,436,400
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,330,000	1,476,300	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	1,810,000	1,810,000	(a)
Total Beverages				5,600,100
Food & Staples — 0.5%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,500,000	2,706,250	(a)
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,720,000	1,763,000	(a)
Food Products — 1.8%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,490,000	1,508,625	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	1,670,000	1,682,525	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	1,180,000	1,182,950	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,935,000	3,169,800	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,400,000	2,550,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	544,000	568,480	(a)
Total Food Products				10,662,380
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	610,000	667,187
Personal Products — 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	860,000	808,400	(a)
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,450,000	1,479,000
Total Consumer Staples				23,686,317
Energy — 18.1%
Energy Equipment & Services — 3.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,920,000	2,035,200
CGG, Senior Notes	6.500%	6/1/21	1,670,000	1,603,200
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	530,000	535,300	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,250,000	1,275,000	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,300,000	1,352,000
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	220,000	244,200	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,100,000	1,177,000	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,400,000	2,418,000	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	17

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,020,000	$991,950	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,150,000	1,158,625	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	840,000	877,800
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	980,000	960,400	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,320,000	1,366,200	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	952,300	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,220,000	1,378,600
Total Energy Equipment & Services				18,325,775
Oil, Gas & Consumable Fuels — 14.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	180,000	191,925
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,880,000	1,964,600
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	550,000	572,688
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,830,000	1,358,775
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,620,000	1,385,100
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	2,030,000	1,969,100
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,200,000	1,212,000
Baytex Energy Corp., Senior Notes	5.625%	6/1/24	1,170,000	1,177,313	(a)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	689,000
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	990,000	1,037,025
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,090,000	1,260,313
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	1,080,000	1,144,800
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	390,000	427,050
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	2,690,000	3,022,887
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	1,400,000	1,424,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	780,000	819,000
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	1,128,600
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,465,030	2,378,734	(a)(c)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,240,000	1,298,900	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	1,330,000	1,398,162
Ecopetrol SA, Senior Notes	5.875%	9/18/23	537,000	599,426
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,250,000	1,362,500
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	28,344	(f)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	1,080,000	$1,115,100
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,210,000	2,442,050	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	960,000	1,051,200
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,970,000	3,163,050
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	960,000	1,048,800	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	5.500%	5/15/22	1,030,000	1,045,450	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,710,000	1,724,420	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	815,000	904,650
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	540,000	540,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,220,000	2,453,100
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	247,000	266,760
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,250,000	1,325,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,370,000	1,479,600	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	1,508,900	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,110,000	1,154,400	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,310,000	1,368,950	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	1,620,000	1,617,975
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,340,000	1,430,450	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,640,000	1,734,300	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,360,000	1,428,000
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,840,000	1,758,074
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	450,000	478,483
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	739,200	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,800,000	2,927,120	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	500,000	538,750
QEP Resources Inc., Senior Notes	6.875%	3/1/21	350,000	389,375
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	759,375
QEP Resources Inc., Senior Notes	5.250%	5/1/23	2,780,000	2,780,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,380,000	1,431,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	290,000	312,475
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	2,090,000	1,990,725
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,400,000	1,412,250	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	320,000	328,800	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	2,850,000	2,978,250	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	19

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	2,700,000		$2,889,000	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000		946,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,150,000		1,144,250	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000		629,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	270,000		276,075
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,849,000		1,983,052
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	140,000		132,300
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	1,630,000		1,719,650	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	890,000		965,650	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	210,000		140,175	(a)
Total Oil, Gas & Consumable Fuels					86,302,976
Total Energy					104,628,751
Financials — 7.7%
Banks — 3.9%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,350,000		1,306,125	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000		2,393,398	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	650,000		746,687
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,320,000		2,395,400
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,610,000		1,626,100
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,170,000		1,187,784	(f)(g)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	540,000		724,302	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	770,000		904,750	(a)(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		649,400	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,470,000		1,480,718	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,330,000		2,702,800	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	550,000		590,143
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000		517,096
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,640,000	AUD	2,935,808	(a)(f)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	2,010,000		2,110,500	(f)(g)
Total Banks					22,271,011
Consumer Finance — 1.0%
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	620,000		656,425	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,260,000		1,483,650

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,180,000	$1,362,900
SLM Corp., Senior Notes	6.125%	3/25/24	630,000	633,150
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	570,000	595,650	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	880,000	935,000	(a)
Total Consumer Finance				5,666,775
Diversified Financial Services — 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,450,000	1,460,875	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	690,000	719,325
ILFC E-Capital Trust I, Junior Subordinated Notes	5.210%	12/21/65	1,000,000	960,000	(a)(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000	630,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,090,000	2,531,513
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	840,000	907,200	(a)(f)
Total Diversified Financial Services				7,209,613
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,630,000	1,748,175	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	830,000	979,400	(a)
Total Insurance				2,727,575
Real Estate Investment Trusts (REITs) — 0.6%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,160,000	1,171,600	(a)
Geo Group Inc., Senior Notes	5.125%	4/1/23	2,170,000	2,153,725
Total Real Estate Investment Trusts (REITs)				3,325,325
Real Estate Management & Development — 0.5%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,110,000	2,268,250	(a)
Realogy Group LLC/Realogy Co.-Issuer Corp., Senior Notes	4.500%	4/15/19	740,000	741,850	(a)
Total Real Estate Management & Development				3,010,100
Total Financials				44,210,399
Health Care — 6.0%
Biotechnology — 0.2%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	900,000	931,500	(a)
Health Care Equipment & Supplies — 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,560,000	1,641,900
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,850,000	2,842,875
Teleflex Inc., Senior Notes	5.250%	6/15/24	930,000	942,788	(a)
Total Health Care Equipment & Supplies				5,427,563

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	21

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 4.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000		$928,800
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,260,000		1,316,700
Catalent Pharma Solutions Inc., Senior Subordinated Notes	9.750%	4/15/17	3,820,000	EUR	5,273,885
Catamaran Corp., Senior Bonds	4.750%	3/15/21	1,360,000		1,380,400
Centene Corp., Senior Notes	4.750%	5/15/22	1,640,000		1,660,500
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000		872,775
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	830,000		892,250
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	450,000		477,000
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,680,000		1,827,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,420,000		1,540,700	(a)
HCA Inc., Notes	7.690%	6/15/25	1,675,000		1,821,563
HCA Inc., Senior Notes	7.500%	2/15/22	440,000		507,100
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,900,000		2,068,625
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,670,000		2,846,887
Tenet Healthcare Corp., Senior Secured Notes	4.750%	6/1/20	2,190,000		2,217,375
Total Health Care Providers & Services					25,631,560
Pharmaceuticals — 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	1,530,000		1,568,250	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	840,000		900,900	(a)
Total Pharmaceuticals					2,469,150
Total Health Care					34,459,773
Industrials — 15.7%
Aerospace & Defense — 2.2%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	1,290,000		1,344,825	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,500,000		2,562,500	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,980,000		2,212,650
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	2,399,000		2,446,980	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	580,000		630,750
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	2,590,000		2,609,425	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	680,000		685,100	(a)
Total Aerospace & Defense					12,492,230
Airlines — 2.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	600,000		622,980	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	71,129		78,776
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,220,000		2,347,650	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	320,334		331,546	(a)

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	1,471,410	$1,541,302	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	185,086	186,012
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	715,665	849,852
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	430,573	475,783	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	246,387	(a)
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	1,430,000	1,412,125
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	1,390,000	1,410,850
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	184,685	198,998
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	314,921	335,391
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	300,000	310,500
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	815,445	915,337
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,922,465	2,081,068
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	610,000	625,250
Total Airlines				13,969,807
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,420,000	1,430,650	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	2,700,000	2,666,250	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	240,000	258,600	(a)
Total Building Products				4,355,500
Commercial Services & Supplies — 1.5%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	430,000	452,037	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	514,125	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,980,000	2,108,700
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,032,000	1,132,620	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	352,000	386,320	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	710,000	717,100	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	320,000	315,200	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	680,000	703,800
United Rentals North America Inc., Senior Secured Notes	5.750%	7/15/18	2,250,000	2,401,875
Total Commercial Services & Supplies				8,731,777
Construction & Engineering — 1.4%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,650,000	1,513,875	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,660,000	2,686,600	(a)(c)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	23

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — continued
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,930,000	$2,050,625	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,600,000	1,664,000	(a)
Total Construction & Engineering				7,915,100
Electrical Equipment — 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,111,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,060,000	1,123,600	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	980,000	1,004,500	(a)
Total Electrical Equipment				3,239,900
Machinery — 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	890,000	957,863	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,720,000	3,971,100	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,199,625
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	611,875	(a)
Terex Corp., Senior Notes	6.500%	4/1/20	680,000	736,950
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	610,000	646,600	(a)(c)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	530,000	561,800	(a)
Total Machinery				8,685,813
Marine — 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	763,296	686,966	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,678,000	1,684,293
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,650,000	1,728,375	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,290,000	1,393,200
Total Marine				5,492,834
Professional Services — 0.2%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	1,250,000	1,262,500	(a)
Road & Rail — 1.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,130,000	1,231,700	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	710,000	740,175	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,840,000	1,915,900	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	2,570,000	2,807,725	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	910,000	932,750	(a)
Total Road & Rail				7,628,250
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	2,250,000	2,452,500	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	790,000	807,775	(a)

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — continued
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,580,000	$1,738,000
Rexel SA, Senior Notes	5.250%	6/15/20	1,180,000	1,239,000	(a)
Total Trading Companies & Distributors				6,237,275
Transportation — 1.7%
CMA CGM, Senior Notes	8.500%	4/15/17	1,930,000	1,997,550	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,825,375	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,400,000	1,431,500	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	3,700,000	3,755,500	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	970,000	989,400	(a)
Total Transportation				9,999,325
Transportation Infrastructure — 0.1%
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	820,000	871,250	(a)
Total Industrials				90,881,561
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 0.2%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	230,000	243,225
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	1,050,000	1,055,250	(a)
Total Electronic Equipment, Instruments & Components				1,298,475
Internet Software & Services — 0.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	600,000	618,000	(a)(c)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000	926,275
Bankrate Inc., Senior Notes	6.125%	8/15/18	540,000	574,425	(a)
Total Internet Software & Services				2,118,700
IT Services — 1.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,460,000	1,452,700	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,870,000	2,248,675
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	3,110,000	3,452,100
Interactive Data Corp., Senior Notes	5.875%	4/15/19	910,000	916,825	(a)
Total IT Services				8,070,300
Software — 0.5%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	600,000	661,500	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	790,000	841,350	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000	1,693,200	(a)(d)
Total Software				3,196,050
Total Information Technology				14,683,525

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	25

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.5%
Chemicals — 1.3%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	1,160,000		$1,160,000	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	1,890,000		1,989,225
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		850,750	(a)(b)(c)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	1,052,304	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	680,757	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	510,568	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	330,000		355,575
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	608,000	EUR	853,659	(a)
Total Chemicals					7,452,838
Construction Materials — 0.3%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,520,000		1,573,200	(a)
Containers & Packaging — 1.8%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	642,287		687,247	(a)(c)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	916,560	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	910,000		1,003,275	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		211,059	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,700,000		1,810,500	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,150,000		1,190,250
Pactiv LLC, Senior Notes	7.950%	12/15/25	640,000		662,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,500,000		1,651,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,230,000		2,319,200
Total Containers & Packaging					10,452,366
Metals & Mining — 4.7%
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	1,090,000		1,070,925	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,330,000		1,230,250	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	310,000		302,143
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,840,000		1,789,400
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	1,470,000		1,510,425	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,580,000		1,655,050	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,090,000		2,204,950	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		706,350	(a)(d)(e)

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	424,000		$424,000	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,180,000		277,300	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	620,000		556,450
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,720,000		1,784,500	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	480,000		537,600
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,550,000		2,738,063
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	820,000		926,600	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	500,000		528,125	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,900,572	(a)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,650,000		1,357,125	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	980,000		1,066,975
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	580,000		617,700	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,802,000		2,022,745
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	590,000		660,800
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	1,670,000		1,690,875	(a)
Total Metals & Mining					27,558,923
Paper & Forest Products — 1.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,400,000		3,391,500	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	710,000		688,700
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	2,390,000		2,306,350
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,560,000		1,661,400
Total Paper & Forest Products					8,047,950
Total Materials					55,085,277
Telecommunication Services — 5.6%
Diversified Telecommunication Services — 2.8%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	900,000		978,750
CenturyLink Inc., Senior Notes	5.800%	3/15/22	280,000		291,200
CenturyLink Inc., Senior Notes	6.750%	12/1/23	350,000		381,500
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	385,000		369,600
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,620,000		1,737,450	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,940,000		2,124,300
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	730,000		726,350	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	825,000		893,063
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,095,000		2,351,637
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	500,000		510,625

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	27

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,500,000	$1,605,000
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,444,275	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	890,000	965,650
Windstream Corp., Senior Notes	7.500%	4/1/23	1,358,000	1,442,875
Total Diversified Telecommunication Services				15,822,275
Wireless Telecommunication Services — 2.8%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	550,000	579,563
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	910,000	932,750
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,351,000	7,351,282
Sprint Corp., Senior Notes	7.875%	9/15/23	5,070,000	5,729,100	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,760,000	1,663,200	(a)
Total Wireless Telecommunication Services				16,255,895
Total Telecommunication Services				32,078,170
Utilities — 4.0%
Electric Utilities — 1.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,201,800
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,889,675	1,955,814
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,540,000	2,768,600
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	756,273	845,135	(e)
Total Electric Utilities				7,771,349
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,175,625
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	8/1/21	1,170,000	1,287,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	400,000	405,000
Total Gas Utilities				2,867,625
Independent Power and Renewable Electricity Producers — 2.2%
AES Corp., Senior Notes	4.875%	5/15/23	1,370,000	1,342,600
AES Corp., Senior Notes	5.500%	3/15/24	1,050,000	1,076,250
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	865,000	0	(b)(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	40,000	41,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,773,000	1,881,596
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,424,000	3,646,560	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,500,000	1,593,750	(a)

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — continued
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,494,194	$2,818,439
Total Independent Power and Renewable Electricity Producers				12,400,395
Total Utilities				23,039,369
Total Corporate Bonds & Notes (Cost — $511,361,795)				527,435,974
Municipal Bonds — 0.1%
Puerto Rico — 0.1%
Puerto Rico Commonwealth, GO (Cost — $744,195)	8.000%	7/1/35	800,000	712,328
Senior Loans — 2.6%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 0.5%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,210,000	1,222,100	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,305,000	1,448,550	(i)(j)
Total Hotels, Restaurants & Leisure				2,670,650
Leisure Products — 0.3%
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	7/31/20	1,080,000	1,086,300	(i)(j)
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	977,613	990,647	(i)(j)
Total Leisure Products				2,076,947
Specialty Retail — 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	1,828,500	1,826,214	(i)(j)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	519,467	(i)(j)
Total Specialty Retail				2,345,681
Total Consumer Discretionary				7,093,278
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	500,933	(i)(j)
Health Care — 0.7%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	497,348	497,348	(i)(j)
Health Care Providers & Services — 0.6%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	1,140,000	1,143,800	(i)(j)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	1,210,000	1,191,850	(d)(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	1,480,000	1,483,700	(i)(j)
Total Health Care Providers & Services				3,819,350
Total Health Care				4,316,698
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,090,000	2,118,737	(i)(j)

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	29

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	960,000		$989,600	(i)(j)
Total Senior Loans (Cost — $14,683,586)					15,019,246
Sovereign Bonds — 0.5%
Mexico — 0.5%
United Mexican States, Bonds (Cost — $2,666,148)	6.500%	6/9/22	32,317,000	MXN	2,653,144

			Shares
Common Stocks — 2.6%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Ford Motor Co.			64,554		1,061,268
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			81,754		163,508	*(b)(d)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		0	(b)(d)(h)
Total Consumer Discretionary					1,224,776
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.			424,046,710		3,155,331	*(b)(d)
Financials — 1.0%
Banks — 0.9%
Citigroup Inc.			81,156		3,860,591
JPMorgan Chase & Co.			24,911		1,384,304
Total Banks					5,244,895
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.			14,415		535,950	*
Total Financials					5,780,845
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.			13,200		633,600	(b)(d)
Industrials — 0.7%
Marine — 0.7%
DeepOcean Group Holding AS			111,195		3,710,577	*(b)(d)
Horizon Lines Inc., Class A Shares			818,782		294,762	*
Total Industrials					4,005,339

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2014 Annual Report

Western Asset High Yield Fund

Security			Shares	Value
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares			63	$6,273
Total Common Stocks (Cost — $15,827,127)				14,806,164

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $262,500)	6.000%		10,500	243,915
Preferred Stocks — 1.1%
Financials — 1.1%
Banks — 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		990	1,035,788	(f)
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		142,642	3,868,451	(f)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		61,950	1,697,430	(f)
Total Preferred Stocks (Cost — $6,124,401)				6,601,669

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	344,550	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,159	173,850	*(a)
Total Warrants (Cost — $63,365)				518,400
Total Investments before Short-Term Investments (Cost — $551,733,117)				567,990,840

		Maturity Date	Face Amount†
Short-Term Investments — 0.7%
Repurchase Agreements — 0.7%
Barclays Capital Inc. repurchase agreement dated 05/30/14; Proceeds at maturity — $4,400,011; (Fully collateralized by U.S. government obligations, 0.750% due 2/28/18; Market value — $4,488,356) (Cost — $4,400,000)	0.030%	6/2/14	4,400,000	4,400,000
Total Investments — 99.0% (Cost — $556,133,117#)				572,390,840
Other Assets in Excess of Liabilities — 1.0%				5,622,730
Total Net Assets — 100.0%				$578,013,570

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	31

Schedule of investments (cont’d)

May 31, 2014

Western Asset High Yield Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security (unaudited).

(e)	The coupon payment on these securities is currently in default as of May 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $556,452,618.

Abbreviations used in this schedule:
AUD	— Australian Dollar
EUR	— Euro
GO	— General Obligation
MXN	— Mexican Peso

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2014 Annual Report

Statement of assets and liabilities

May 31, 2014

Assets:
Investments, at value (Cost — $556,133,117)	$572,390,840
Foreign currency, at value (Cost — $48,124)	48,046
Cash	1,449,633
Interest and dividends receivable	9,667,755
Receivable for securities sold	4,978,534
Receivable for Fund shares sold	1,190,015
Deposits with brokers for centrally cleared swap contracts	912,519
OTC swaps, at value (premiums paid — $531,997)	649,631
Deposits with brokers for open futures contracts	564,296
Unrealized appreciation on forward foreign currency contracts	219,254
Receivable from broker — variation margin on open futures contracts	47,797
Receivable for open OTC swap contracts	34,776
Prepaid expenses	65,534
Total Assets	592,218,630

Liabilities:
Payable for securities purchased	12,889,972
Payable for Fund shares repurchased	790,550
Investment management fee payable	268,973
Distributions payable	38,367
Payable to broker — variation margin on centrally cleared swaps	25,429
Unrealized depreciation on forward foreign currency contracts	3,747
Service and/or distribution fees payable	3,584
Directors’ fees payable	308
Accrued expenses	184,130
Total Liabilities	14,205,060
Total Net Assets	$578,013,570

Net Assets:
Par value (Note 7)	$63,105
Paid-in capital in excess of par value	661,255,557
Overdistributed net investment income	(373,074)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(99,159,276)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	16,227,258
Total Net Assets	$578,013,570

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	33

Statement of assets and liabilities (cont’d)

May 31, 2014

Shares Outstanding:
Class A	1,041,965
Class C	189,353
Class R	40,797
Class I	44,655,229
Class IS	17,177,567

Net Asset Value:
Class A (and redemption price)	$9.19
Class C*	$9.10
Class R (and redemption price)	$9.12
Class I (and redemption price)	$9.12
Class IS (and redemption price)	$9.27
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.60

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2014 Annual Report

Statements of operations

For the Period Ended May 31, 2014 and the Year Ended December 31, 2013

	2014[1]	2013

Investment Income:
Interest	$16,604,983	$37,330,689
Dividends	271,540	595,232
Less: Foreign taxes withheld	(627)	—
Total Investment Income	16,875,896	37,925,921

Expenses:
Investment management fee (Note 2)	1,321,875	2,908,590
Transfer agent fees (Note 5)	140,991	332,473
Registration fees	38,903	103,128
Audit and tax	37,652	59,879
Fund accounting fees	25,278	59,801
Shareholder reports	20,805	35,420
Service and/or distribution fees (Notes 2 and 5)	15,684	18,784
Directors’ fees	14,217	26,006
Legal fees	7,467	37,320
Custody fees	5,339	18,078
Fees recaptured by investment manager (Note 2)	4,991	1,366
Insurance	3,564	10,003
Miscellaneous expenses	2,509	9,588
Total Expenses	1,639,275	3,620,436
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,600)	(7,345)
Net Expenses	1,634,675	3,613,091
Net Investment Income	15,241,221	34,312,830

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,425,411	16,824,147
Futures contracts	(1,072,617)	(74,811)
Written options	—	388,890
Swap contracts	(515,004)	(3,659,178)
Foreign currency transactions	(399,246)	(258,843)
Net Realized Gain	2,438,544	13,220,205
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,799,479	(8,192,888)
Futures contracts	(259,979)	95,948
Written options	—	164,374
Swap contracts	292,018	382,587
Foreign currencies	478,513	(57,976)
Change in Net Unrealized Appreciation (Depreciation)	7,310,031	(7,607,955)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	9,748,575	5,612,250
Increase in Net Assets from Operations	$24,989,796	$39,925,080

[1]	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	35

Statements of changes in net assets

For the Period Ended May 31, 2014 and the Years Ended December 31,	2014[1]	2013	2012

Operations:
Net investment income	$15,241,221	$34,312,830	$36,187,449
Net realized gain	2,438,544	13,220,205	9,930,387
Change in net unrealized appreciation (depreciation)	7,310,031	(7,607,955)	33,914,806
Increase in Net Assets From Operations	24,989,796	39,925,080	80,032,642

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(14,932,115)	(33,681,106)	(35,611,340)
Decrease in Net Assets From Distributions to Shareholders	(14,932,115)	(33,681,106)	(35,611,340)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	107,530,362	389,402,517	250,964,003
Reinvestment of distributions	14,422,961	32,309,391	34,362,585
Cost of shares repurchased	(116,278,645)	(392,549,322)	(248,607,163)
Increase in Net Assets From Fund Share Transactions	5,674,678	29,162,586	36,719,425
Increase in Net Assets	15,732,359	35,406,560	81,140,727

Net Assets:
Beginning of period	562,281,211	526,874,651	445,733,924
End of period*	$578,013,570	$562,281,211	$526,874,651
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(373,074)	$(40,706)	$81,046

[1]	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2014 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$9.04	$8.86	$8.61

Income from operations:
Net investment income	0.23	0.55	0.40
Net realized and unrealized gain	0.14	0.17	0.37
Total income from operations	0.37	0.72	0.77

Less distributions from:
Net investment income	(0.22)	(0.54)	(0.52)
Total distributions	(0.22)	(0.54)	(0.52)

Net asset value, end of period	$9.19	$9.04	$8.86
Total return[5]	4.25%	8.26%	9.25%

Net assets, end of period (000s)	$9,579	$10,391	$406

Ratios to average net assets:
Gross expenses	1.05%[6,7]	1.10%[7]	1.12%[6]
Net expenses[8,9]	1.05 [6,7]	0.98 [7,10]	0.93 [6,10]
Net investment income	5.96 [6]	6.09	6.90 [6]

Portfolio turnover rate	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$8.95	$8.85	$8.61

Income from operations:
Net investment income	0.19	0.47	0.35
Net realized and unrealized gain	0.15	0.10	0.38
Total income from operations	0.34	0.57	0.73

Less distributions from:
Net investment income	(0.19)	(0.47)	(0.49)
Total distributions	(0.19)	(0.47)	(0.49)

Net asset value, end of period	$9.10	$8.95	$8.85
Total return[5]	3.83%	6.59%	8.73%

Net assets, end of period (000s)	$1,724	$1,053	$159

Ratios to average net assets:
Gross expenses	1.87%[6,7]	1.88%[7]	2.15%[6]
Net expenses[8,9,10]	1.80 [6,7]	1.80 [7]	1.69 [6]
Net investment income	5.22 [6]	5.27	6.07 [6]

Portfolio turnover rate	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$8.96	$8.87	$8.61

Income from operations:
Net investment income	0.21	0.51	0.38
Net realized and unrealized gain	0.16	0.10	0.37
Total income from operations	0.37	0.61	0.75

Less distributions from:
Net investment income	(0.21)	(0.52)	(0.49)
Total distributions	(0.21)	(0.52)	(0.49)

Net asset value, end of period	$9.12	$8.96	$8.87
Total return[5]	4.16%	7.03%	9.05%

Net assets, end of period (000s)	$372	$79	$11

Ratios to average net assets:
Gross expenses	1.37%[6,7]	1.51%[7]	1.37%[6]
Net expenses[8,9,10]	1.30 [6,7]	1.26 [7]	1.30 [6]
Net investment income	5.68 [6]	5.78	6.59 [6]

Portfolio turnover rate	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$8.96	$8.87	$8.10	$8.71	$8.27	$5.99

Income (loss) from operations:
Net investment income	0.24	0.58	0.63	0.69	0.81	0.92
Net realized and unrealized gain (loss)	0.15	0.08	0.77	(0.52)	0.48	2.32
Total income from operations	0.39	0.66	1.40	0.17	1.29	3.24

Less distributions from:
Net investment income	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)	(0.96)
Total distributions	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)	(0.96)

Net asset value, end of period	$9.12	$8.96	$8.87	$8.10	$8.71	$8.27
Total return[5]	4.42%	7.64%	17.76%	1.87%	16.24%	56.73%

Net assets, end of period (000s)	$407,122	$409,166	$385,634	$345,686	$447,370	$511,335

Ratios to average net assets:
Gross expenses	0.69%[6]	0.70%	0.66%	0.68%	0.65%	0.62%
Net expenses[7]	0.69 [6]	0.70	0.66	0.68	0.65	0.62
Net investment income	6.33 [6]	6.46	7.37	7.88	9.39	12.80

Portfolio turnover rate	33%	103%	86%	103%	105%	84%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

40	Western Asset High Yield Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]	2009[4]

Net asset value, beginning of period	$9.11	$9.01	$8.23	$8.84	$8.38	$6.06

Income (loss) from operations:
Net investment income	0.24	0.60	0.65	0.70	0.82	0.94
Net realized and unrealized gain (loss)	0.16	0.09	0.76	(0.53)	0.49	2.34
Total income from operations	0.40	0.69	1.41	0.17	1.31	3.28

Less distributions from:
Net investment income	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)	(0.96)
Total distributions	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)	(0.96)

Net asset value, end of period	$9.27	$9.11	$9.01	$8.23	$8.84	$8.38
Total return[5]	4.42%	7.82%	17.67%	1.92%	16.32%	56.74%

Net assets, end of period (000s)	$159,217	$141,592	$140,665	$100,048	$108,319	$107,301

Ratios to average net assets:
Gross expenses	0.62%[6]	0.63%[7]	0.63%	0.61%	0.61%	0.61%
Net expenses[8,9]	0.61 [6,10]	0.63 [7]	0.63 [10]	0.61	0.61	0.61
Net investment income	6.41 [6]	6.57	7.41	8.00	9.40	12.80

Portfolio turnover rate	33%	103%	86%	103%	105%	84%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2014 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in May 2014, the Fund’s Board of Directors approved changing the Fund’s fiscal year-end from December 31st to May 31st. This change resulted in a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

42	Western Asset High Yield Fund 2014 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Yield Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$102,075,763	$2,607,069		$104,682,832
Materials	—	54,661,277	424,000		55,085,277
Utilities	—	23,039,369	0	*	23,039,369
Other corporate bonds & notes	—	344,628,496	—		344,628,496
Municipal bonds	—	712,328	—		712,328
Senior loans	—	15,019,246	—		15,019,246
Sovereign bonds	—	2,653,144	—		2,653,144
Common stocks:
Consumer discretionary	$1,061,268	—	163,508		1,224,776
Energy	—	—	3,155,331		3,155,331
Health care	—	—	633,600		633,600
Industrials	294,762	—	3,710,577		4,005,339
Other common stocks	5,787,118	—	—		5,787,118
Convertible preferred stocks	243,915	—	—		243,915
Preferred stocks	5,565,881	1,035,788	—		6,601,669
Warrants	—	518,400	—		518,400
Total long-term investments	$12,952,944	$544,343,811	$10,694,085		$567,990,840
Short-term investments†	—	4,400,000	—		4,400,000
Total investments	$12,952,944	$548,743,811	$10,694,085		$572,390,840
Other financial instruments:
Forward foreign currency contracts	—	$219,254	—		$219,254
OTC credit default swaps on corporate issues — sell protection‡	—	649,631	—		649,631
Total other financial instruments	—	$868,885	—		$868,885
Total	$12,952,944	$549,612,696	$10,694,085		$573,259,725

44	Western Asset High Yield Fund 2014 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$164,031	—	—	$164,031
Forward foreign currency contracts	—	$3,747	—	3,747
Centrally cleared credit default swaps on credit indices — buy protection	—	199,403	—	199,403
Total	$164,031	$203,150	—	$367,181

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes					Common Stocks
Investments in Securities	Consumer Discretionary	Materials	Energy	Utilities		Consumer Discretionary	Energy	Health Care	Industrials	Total
Balance as of December 31, 2013	$2,243,394	$213,334	$2,446,542	$0	*	$163,508	$3,615,422	—	$3,664,487	$12,346,687
Accrued premiums/discounts	9,323	87,318	4,693	—		—	—	—	—	101,334
Realized gain (loss)[1]	—	—	—	—		—	—	—	—	—
Change in unrealized appreciation (depreciation)[2]	22,876	16,650	(72,501)	—		—	(460,091)	$(509,865)	46,090	(956,841)
Purchases	331,476	106,698	—	—		—	—	1,143,465	—	1,581,639
Sales	—	—	—	—		—	—	—	—	—
Transfers into Level 3	—	—	—	—		—	—	—	—	—
Transfers out of Level 3[3]		—	(2,378,734)	—		—	—	—	—	(2,378,734)
Balance as of May 31, 2014	$2,607,069	$424,000	—	$0	*	$163,508	$3,155,331	$633,600	$3,710,577	$10,694,085
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2014[2]	$22,876	$16,650	—	—		—	$(460,091)	$(509,865)	$46,090	$(884,340)

The	Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Western Asset High Yield Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Funds uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statements of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two

46	Western Asset High Yield Fund 2014 Annual Report

parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset High Yield Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the total notional value of all credit default swaps to sell protection is $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended May 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a

48	Western Asset High Yield Fund 2014 Annual Report

stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets

Western Asset High Yield Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or

50	Western Asset High Yield Fund 2014 Annual Report

NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $3,747. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset High Yield Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(641,474)	$641,474

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

The investment manager has agreed to waive and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.05%, 1.80%, 1.30% and 0.65% for Class A, Class C, Class R and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $7,345.

52	Western Asset High Yield Fund 2014 Annual Report

During the period ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $4,600.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class IS
Expires December 31, 2014	—	$202	—	—
Expires December 31, 2015	$6,904	341	$100	—
Total fee waivers/expense reimbursements subject to recapture	$6,904	$543	$100	—

During the year ended December 31, 2013, LMPFA recaptured $231, $19, $5 and $1,111 for Class A, C, R and IS shares, respectively.

Pursuant to these arrangements, at May 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class IS
Expires May 31, 2015	$2,002	$341	$45	—
Expires May 31, 2016	—	404	71	$4,125
Total fee waivers/expense reimbursements subject to recapture	$2,002	$745	$116	$4,125

During the period ended May 31, 2014, LMPFA recaptured $4,902, $34, and $55 for Class A, Class C and Class R shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Western Asset High Yield Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $1,666 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, there were no CDSCs paid to LMIS and its affiliates.

For the period ended May 31, 2014, LMIS and its affiliates retained sales charges of $1,499 on sales of the Fund’s Class A shares. In addition, for the period ended May 31, 2014, there were no CDSCs paid to LMIS and its affiliates.

As of May 31, 2014, Legg Mason and its affiliates owned 15% of the Fund.

All officers the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the period ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$198,349,183	—
Sales	188,860,886	$287,700

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,069,089
Gross unrealized depreciation	(10,130,867)
Net unrealized appreciation	$15,938,222

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	419	9/14	$52,436,342	$52,591,047	(154,705)
U.S. Treasury Long-Term Bonds	9	9/14	1,227,893	1,237,219	(9,326)
Net unrealized depreciation on open futures contracts					$(164,031)

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Credit Suisse	210,000	$286,257	8/14/14	$(3,747)
Contracts to Sell:
Euro	Credit Suisse	5,340,243	7,279,428	8/14/14	158,521
Euro	Royal Bank of Scotland PLC	2,100,000	2,862,566	8/14/14	60,733
					219,254
Net unrealized appreciation on open forward foreign currency contracts					$215,507

54	Western Asset High Yield Fund 2014 Annual Report

At May 31, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$20,186,100	6/20/19	5.000% quarterly	$(1,683,292)	$(1,483,889)	$(199,403)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2014[5]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	1.57%	5.000% quarterly	$649,631	$531,997	$117,634

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

At May 31, 2014, the Fund held collateral received from Deutsche Bank AG in the amount of $544,071 on credit default swap contracts valued at $649,631. Net exposure to the counterparty was $105,560. Net exposure represents the net receivable/(payable) that would be due from/to counterparty in the event of default.

Western Asset High Yield Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]		$649,631	$649,631
Forward foreign currency contracts	$219,254	—	219,254
Total	$219,254	$649,631	$868,885

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$164,031	—	—	$164,031
Centrally cleared swap contracts[4]	—	—	$199,403	199,403
Forward foreign currency contracts	—	$3,747	—	3,747
Total	$164,031	$3,747	$199,403	$367,181

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(690,410)	$(690,410)
Written options	—	—	388,890	388,890
Futures contracts	$(74,811)	—	—	(74,811)
Swap contracts	—	—	(3,659,178)	(3,659,178)
Forward foreign currency contracts[2]	—	$(436,095)	—	(436,095)
Total	$(74,811)	$(436,095)	$(3,960,698)	$(4,471,604)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

56	Western Asset High Yield Fund 2014 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(201,120)	$(201,120)
Written options	—	—	164,374	164,374
Futures contracts	$95,948	—	—	95,948
Swap contracts	—	—	382,587	382,587
Forward foreign currency contracts[2]	—	$(53,663)	—	(53,663)
Total	$95,948	$(53,663)	$345,841	$388,126

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,072,617)	—	—	$(1,072,617)
Swap contracts	—	—	$(515,004)	(515,004)
Forward foreign currency contracts[1]	—	$(386,169)	—	(386,169)
Total	$(1,072,617)	$(386,169)	$(515,004)	$(1,973,790)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(259,979)	—	—	$(259,979)
Swap contracts	—	—	$292,018	292,018
Forward foreign currency contracts[1]	—	$480,589	—	480,589
Total	$(259,979)	$480,589	$292,018	$512,628

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$32,621,039
Forward foreign currency contracts (to buy)	704,078
Forward foreign currency contracts (to sell)	11,071,537

Western Asset High Yield Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

Average Notional Balance
Credit default swap contracts (to buy protection)	$20,356,017
Credit default swap contracts (to sell protection)	3,430,000

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Futures contracts[4]	$47,797	—	$47,797
OTC swap contracts	649,631	$(544,071)	105,560
Forward foreign currency contracts	219,254	—	219,254
Total	$916,682	$(544,071)	$372,611

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Centrally cleared swap contracts[4]	$25,429	$(25,429)	—
Forward foreign currency contracts	3,747	—	$3,747
Total	$29,176	$(25,429)	$3,747

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$14,148	$13,003
Class C	4,432	1,142
Class R	204	157
Class I	—	310,906
Class IS	—	7,265
Total	$18,784	$332,473

58	Western Asset High Yield Fund 2014 Annual Report

For the period ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$9,620	$2,210
Class C	5,554	1,382
Class R	510	200
Class I	—	134,242
Class IS	—	2,957
Total	$15,684	$140,991

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$6,904
Class C	341
Class R	100
Class I	—
Class IS	—
Total	$7,345

For the period ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$404
Class R	71
Class I	—
Class IS	4,125
Total	$4,600

6. Distributions to shareholders by class

	Period Ended May 31, 2014[1]	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$224,712	$335,745	$14,164	†
Class C	28,264	22,985	4,366	†
Class R	5,627	2,326	585	†
Class I	10,719,418	24,290,856	27,480,396
Class IS	3,954,094	9,029,194	8,111,829
Total	$14,932,115	$33,681,106	$35,611,340

[1]	For the period January 1, 2014 through May 31, 2014.

†	For the period April 30, 2012 (inception date) to December 31, 2012.

Western Asset High Yield Fund 2014 Annual Report	59

Notes to financial statements (cont’d)

7. Capital shares

At May 31, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Period Ended May 31, 2014[1]		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares		Amount
Class A
Shares sold	253,450	$2,303,190	4,033,544	$36,683,804	45,418	†	$398,504	†
Shares issued on reinvestment	12,078	110,429	19,754	179,385	1,620	†	14,137	†
Shares repurchased	(373,628)	(3,390,006)	(2,949,001)	(26,745,991)	(1,270)	†	(11,102)	†
Net increase (decrease)	(108,100)	$(976,387)	1,104,297	$10,117,198	45,768	†	$401,539	†

Class C
Shares sold	77,119	$697,845	111,467	$993,617	18,879	†	$164,488	†
Shares issued on reinvestment	2,779	25,157	2,537	22,584	498	†	4,341	†
Shares repurchased	(8,228)	(74,065)	(14,259)	(125,188)	(1,439)	†	(12,579)	†
Net increase	71,670	$648,937	99,745	$891,013	17,938	†	$156,250	†
Class R
Shares sold	33,853	$305,968	7,802	$69,518	1,161	†	$10,000	†
Shares issued on reinvestment	148	1,338	134	1,193	68	†	585	†
Shares repurchased	(2,002)	(18,209)	(367)	(3,311)	—	†	—	†
Net increase	31,999	$289,097	7,569	$67,400	1,229	†	$10,585	†

Class I
Shares sold	9,752,245	$88,138,409	36,371,213	$323,823,864	24,871,827		$213,205,093
Shares issued on reinvestment	1,169,126	10,597,089	2,705,100	24,220,580	3,091,497		26,558,559
Shares repurchased	(11,935,139)	(108,024,429)	(36,899,265)	(329,623,663)	(27,165,220)		(234,134,521)
Net increase (decrease)	(1,013,768)	$(9,288,931)	2,177,048	$18,420,781	798,104		$5,629,131

Class IS
Shares sold	1,751,351	$16,084,950	3,067,480	$27,831,714	4,204,414		$37,185,918
Shares issued on reinvestment	400,173	3,688,948	867,924	7,885,649	891,706		7,784,963
Shares repurchased	(518,827)	(4,771,936)	(3,994,787)	(36,051,169)	(1,654,872)		(14,448,961)
Net increase (decrease)	1,632,697	$15,001,962	(59,383)	$(333,806)	3,441,248		$30,521,920

[1]	For the period January 1, 2014 through May 31, 2014.

†	For the period April 30, 2012 (inception date) to December 31, 2012.

8. Income tax information and distributions to shareholders

Subsequent to the period end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class R	Class I	Class IS
Daily 6/30/2014	$0.041467	$0.035641	$0.039312	$0.043773	$0.044655

60	Western Asset High Yield Fund 2014 Annual Report

The tax character of distributions paid for the period ended May 31, 2014 and the fiscal years ended December 31, 2013 and December 31, 2012, was as follows:

	2014	2013	2012
Distributions paid from:
Ordinary Income	$14,932,115	$33,681,106	$35,611,340

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$90,030
Capital loss carryforward*	(99,003,806)
Other book/tax temporary differences(a)	(299,073)
Unrealized appreciation (depreciation)(b)	15,907,757
Total accumulated earnings (losses) — net	$(83,305,092)

*	During the taxable period ended May 31, 2014, the Fund utilized $ 2,824,765 of its capital loss carryforward available from prior years. As of May 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2016	$(15,585,538)
5/31/2017	(83,418,268)
$(99,003,806)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Western Asset High Yield Fund 2014 Annual Report	61

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset High Yield Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 17, 2014

62	Western Asset High Yield Fund 2014 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Western Asset High Yield Fund	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company)

Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

64	Western Asset High Yield Fund

Officers[4]
Kenneth D. Fuller
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset High Yield Fund	65

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

66	Western Asset High Yield Fund

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

In addition to overseeing the 11 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[4]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset High Yield Fund	67

Western Asset

High Yield Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013141 7/14 SR14-2252

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2012, December 31, 2013 and May 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012, $278,264 in December 31, 2013 and $88,856 for the five month period ended May 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012, $0 in December 31, 2013 and $0 for the five month period ended May 31, 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012, $27,645 in December 31, 2013 and $0 for the five month period ended May 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 December 31, 2012, $1,860 in December 31, 2013 and $1,065 for the five month period ended May 31, 2014, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; Tax Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; and Other Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period May 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012, $240,000 in December 31, 2013 and $15,000 for the five month period ended May 31, 2014.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: July 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 23, 2014